Exhibit 10.1

 Venus Concept (NASDAQ:VERO)  Investor Overview  September 11, 2023

 Disclaimer  2  Non-Reliance   This presentation does not provide full disclosure of all material facts relating to Venus Concept Inc.(the “Company”, “us” or “we”), or its securities, and is not subject to liability for misrepresentations under applicable securities legislation.   Cautionary Note Regarding Forward-Looking Statements  This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our product and service offerings; financial performance and metrics; business growth prospects and aspirations; and the efficacy of the restructuring plan, workforce reduction and management transition. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part II Item 1A—“Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements.   All forward-looking statements in this presentation are based on information available to us as of the date of this presentation . Except as expressly required by applicable law, we assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  All of the forward-looking statements contained in this presentation are expressly qualified by the foregoing cautionary statement.  Securities Laws  This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company nor shall there be any sale of Company securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.  Neither the United States Securities and Exchange Commission or any state securities commission or regulatory authority have passed on the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

 Investment Highlights  New, experienced leadership team with significant healthcare and turnaround experience  A leader within $6.2B global medical device aesthetic market with attractive long-term market growth  Comprehensive, differentiated portfolio with innovative product pipeline emphasizing the Company’s unique next-generation robotics platform leveraging AI / IoT technologies in Aesthetics  New 5-year strategic plan launched in early 2023 to turn the company around and deliver an accelerated path to profitability while investing in long-term growth  Turnaround efforts showing improving financial profile with anticipated cash flow positive business   exiting 2024, and double-digit growth profile 2025+  3

 Rajiv De Silva  Chief Executive Officer  Dr. Hemanth Varghese  President & Chief Innovation and Business Officer  William McGrail  Senior Vice President, Technical Operations and Compliance  Michael Mandarello  General Counsel & Corporate Secretary  Ross Portaro  Executive Vice President & General Manager, Sales and Marketing  Domenic Della Penna  Executive Vice President & Chief Financial Officer  Our Leadership Team  Anna Georgiadis  Chief Human Resources   Officer  Company History & Leadership Team  Year of Foundation  2011  Neograft Acquisition  2018  Reverse Takeover of Restoration Robotics  2019  Leadership change with turnaround mandate  2022 - 2023  Launch of robotics platform in aesthetics and portfolio rejuvenation  2024+  4

A Market Leader in the Medical Device Aesthetics Industry

Core Product Platforms



VENUS VIVA MD

Skin resurfacing device using NanoFractional RF with SmartScan Technology



VENUS BLISS MAX

3-in-1 solution targeting fat, muscle and skin body treatments



VENUS VELOCITY

Diode laser with gold standard efficacy and safety and IoT technology



VENUS ARTAS

Hair transplant platform with robotic and AI technology



VENUS LEGACY



VENUS VERSA

Economic and Flexible Platforms

VENUS

5

Company Uniquely Positioned in the Aesthetic Industry  Only company with advanced robotics & AI/ML capabilities  End-to-end technology and portfolio  Market leader in hair restoration/men’s health  Medical Robotics CoE  Targeted and diversified global presence  Face & Skin  Body  Hair Restoration  Hair Removal  Offer products in the segment  Offer advanced robotics capability in the space  Future robotic offering  6

 A Company in Evolution  LegacyMax  Established Portfolio  Recent Launches  Future Pipeline  High quality energy-based aesthetic devices  Uniquely positioned among competitors in hair restoration  Emphasis on subscription sales (internal financing)   Global direct presence (peak of 20+ direct offices)  Expected launch of industry first robotics platform in aesthetics  Rejuvenation of energy-based device portfolio  Emphasis on higher quality cash sales  Focused geographic model (<10 direct office)  Historical  Current/Future  7

 Opportunity to Lead Introduction of Medical Robotics in Aesthetics  Robotic Arm  Advanced Imaging  Our Future-ready Portfolio  AI & ML  EBD / Mechanical Modalities  Consistent and predictable treatment delivery, removing concerns around fatigue and experience to reduce error  Advanced imaging to aid treatment and assess potential treatment outcomes  Use AI to customize treatment and optimize outcomes, on an ongoing basis  Multi-application platform supporting varied handpieces on a single system  Guiding energy-based devices when treating various skin lesions/conditions   Potential to address market unmet needs  Reduce Human Error  Lower Downtime  Reduce Pain/Discomfort  Lower Procedure Time  8

 New Strategic Plan Aimed at Business Turnaround  01Right sizing the business by rationalizing international infrastructure, reducing costs and simplifying the organization.  05Investing in R&D with a primary focus on robotics as the future growth driver with targeted efforts to rejuvenate our energy-based product portfolio  02Changing business model to focus on cash sales and reduce reliance on subscription sales (internal financing) model.  03Focusing on the US as our primary market while maintaining an optimal mix of direct presence and distributors in international.  04Maintaining a broad portfolio focus on energy-based devices and robotics, with better customer segmentation and more robust support.  06Pursuing business development opportunities to accelerate growth and pipeline progress.  9

 Right Sizing and Resetting the Business Well Underway  10  Rationalizing the Cost Base  Shifting to Higher Quality Revenues  Refocus on the US and Optimize International Markets  1H 2022  1H 2023  Cash Opex  $45M  Cash Opex  $38M  Cash vs Subscription  49% : 51%  Cash vs Subscription  73% : 27%  Direct Offices  15  Direct Offices  12  Reduction of 18%  Projected annualized reduction 2022 -> 2024 of $20M (29%)  Successful re-balancing of business model  Remaining subscription sales under new credit model  Reduction of 3 markets  Estimated direct offices <10 by early 2024

 New Product Introduction (Q4 2023): Versa Pro  New Energy Based Device Product Update  An upgrade opportunity with a potential install base of 2,526 systems globally, 1,297 in the US, in addition to new device sales  An improved look & feel, with the addition of the Viva MD applicator  New system will include:  10 handpieces, like before, with the addition of Viva MD applicator to replace the Viva applicator  New color of the main console  New 80 pin tips for a deeper ablation and coagulation effect (up to 750nm)  New branded procedure to leverage combination treatment  Launch kit including marketing materials & education program  11

 New Product Introduction (2H 2024): Venus AI.ME: Our Next-Generation Aesthetic Platform  Current Platform  Robotic micro-coring application for skin tightening, treatment of scars, stria, etc.   Future Pipeline  Modular Applications  Multi-modal EBD integration  FDA 510(K) Clearance  Q4, FY2022  Launch  H2, FY2024  Combining Robotics Automation, Vision and AI with Innovative Treatment Modalities  12

 Financial Profile Improving Rapidly  13  FY22  Q2’23 LTM  FY23 Expected  Reflects shift to cash sales and shutdown of unprofitable international subsidiaries   Revenue  Gross Margin  GAAP Opex  Cash Opex  Operating Cashflow  $99.5M  66%  $100.8M  $87.2M  $(27.0)M  $86.4M  66%  $91.3M  $81.2M  $(15.3)M  $90M - $95M  ~67%  $87M - $89M  $77M - $79M  >50% reduction in YoY cash burn  Consistent, attractive gross margins  Early impact of cost reduction  Improvement in bad debt expense  Proving out turnaround thesis and path to becoming cash flow positive in 2H 2024

 Longer-Term Aspirations  2025+  Accelerate pipeline /inorganic growth  2024  Growth with key pipeline launches  2023  Right size business, re-focus business model and rejuvenate R&D  Growth Aspirations  Revenue: Double Digit Growth 2025+  Operating Cash Flow: Break-even in 2H 2024, Positive in 2025  EBITDA Margin: Positive in 2025, Industry Standard 2025+   14